EXHIBIT 10.35




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                               SIXTH AMENDMENT TO
                      AMENDED AND RESTATED CREDIT AGREEMENT


     THIS SIXTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (hereinafter called this "Amendment") is dated as of June 2, 2015 (the "Amendment Effective Date"), by and among Synergy Resources Corporation (the "Borrower"), each Lender (defined below) signatory hereto and SunTrust Bank, as Administrative Agent for the Lenders (in such capacity, together with its successors in such capacity "Administrative Agent") and as an Issuing Bank.

                              W I T N E S S E T H:

     WHEREAS, the Borrower, Administrative Agent and the lenders from time to time party thereto (the "Lenders") are parties to that certain Amended and Restated Credit Agreement dated as of November 28, 2012, as amended by the following: that certain First Amendment to Credit Agreement dated as of February 12, 2013, Second Amendment to Credit Agreement dated as of June 28, 2013, Third Amendment to Credit Agreement dated as of December 20, 2013, Fourth Amendment to Credit Agreement dated as of June 3, 2014 and Fifth Amendment to Credit Agreement dated as of December 14, 2014 (the "Existing Credit Agreement" and, as amended by this Amendment and as further amended, modified or restated from time to time, the "Credit Agreement"), whereby upon the terms and conditions therein stated the Lenders have agreed to make certain loans to the Borrower upon the terms and conditions set forth therein;

     WHEREAS, the Borrower has requested that the Lenders amend the Credit Agreement as set forth below; and

     WHEREAS, subject to the terms and conditions hereof, the Lenders are willing to agree to the amendments to the Credit Agreement as set forth herein.

     NOW, THEREFORE, for and in consideration of the mutual covenants and agreements herein contained, the parties to this Amendment hereby agree as follows:

     SECTION 1. Definitions. Unless otherwise defined in this Amendment, each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement. The interpretive provisions set forth in Sections 1.02, 1.03 and 1.04 of the Credit Agreement shall apply to this Amendment.

     SECTION 2. Borrowing Base. Effective on the Amendment Effective Date, the Borrowing Base is decreased to $175,000,000. The Borrowing Base redetermination provided for by this Amendment is the Scheduled Redetermination for June 15, 2015.

     SECTION 3. Amendments to Credit Agreement. Effective on the Amendment Effective Date, the Credit Agreement is hereby further amended as follows:

     (a) Section 1.01 (Certain Defined Terms) is amended by adding the following new definitions in proper alphabetical order:

          "Triggering Event" means (a) the sale or other disposition by Borrower or any Subsidiary of any Oil and Gas Properties or (b) the Unwind of any Borrowing Base Hedging Agreement, which, in either such case, after giving effect to such event, results in the aggregate amount of all such events (the fair market value of such Oil and Gas Properties subject to such sale and the mark-to-market value of such Borrowing Base Hedging Agreement

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     subject to any such event), since the most recent Scheduled Redetermination
     Date exceeding 5% of the Borrowing Base then in effect.

          "Triggering Value" means, at any time, (a) the aggregate Borrowing Base value of Borrowing Base Hedging Agreements that the Borrower or any Subsidiary Unwinds since the most recent Scheduled Redetermination Date, determined as of the date of the applicable Unwind, as determined by the Administrative Agent in its reasonable judgment, and in the case of each such Borrowing Base Hedging Agreement that the Borrower or any Subsidiary Unwinds, taking into account any Borrowing Base Hedging Agreement that is put into place substantially contemporaneously with the Unwind, plus (b) the amount equal to the aggregate value assigned to all Oil and Gas Properties that Borrower or any Subsidiary sells or otherwise disposes of, as assigned to each such Property in the most recently delivered Reserve Report, since the most recent Scheduled Redetermination Date.

     (b) Section 2.07(f) (Borrowing Base Reduction Events) is amended to read as follows:

          "(f) Borrowing Base Reduction Events.

                        (i) If the Borrower or any Subsidiary novates, sells, assigns, unwinds, terminates, restructures, modifies, amends or otherwise affects ("Unwinds") any Borrowing Base Hedging Agreement, the Borrower shall promptly provide the Administrative Agent with written notice of such Unwind and, if such Unwind results in a Triggering Event, the Borrowing Base then in effect shall automatically be reduced by an amount equal to the Triggering Value (which reduction shall be in addition to the Administrative Agent's right to request Interim Redetermination between each Scheduled Redetermination).

                        (ii) If the Borrower or any Subsidiary sells or otherwise disposes of any of its or their Oil and Gas Properties and if such sale or other disposition results in a Triggering Event, the Borrowing Base then in effect shall automatically be reduced by an amount equal to the Triggering Value (which reduction shall be in addition to the Administrative Agent's right to request an Interim Redetermination between each Scheduled Redetermination)."

     (c) Section 9.11(d)(iii) (Sale of Properties) is amended to read as follows:

            "(iii) if such Oil and Gas Property was included in the most recently delivered Reserve Report and the sale or other disposition thereof results in a Triggering Event, the Borrowing Base shall automatically be reduced pursuant to Section 2.07(f)(ii),"

     (d) Section 9.01(b) (Current Ratio) is amended to read as follows:

                  "(b) Minimum Liquidity. The Borrower will not permit, as of the last day of any fiscal quarter, the amount of its (i) cash and cash equivalents plus (ii) unused availability under the total Commitments (but only to the extent that the conditions to borrowing are able to be met at such time) to be less than $25,000,000, determined at the end of the fiscal quarter ending May 31, 2015 and each fiscal quarter thereafter."

     SECTION 4. Conditions of Effectiveness(a) . This Amendment shall become effective as of the Amendment Effective Date, provided that each of the following conditions precedent have been satisfied:

     (a) The Administrative Agent shall have received a counterpart of this Amendment which shall have been executed by the Administrative Agent, the Issuing Bank, the Lenders and the Borrower (which may be by telecopy or PDF transmission).

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     (b) Payment by the Borrower of the fees and expenses of the  Administrative
Agent's counsel pursuant to Section 12.03(a) of the Credit Agreement, including fees and expenses in connection with the preparation, negotiation and closing of this Amendment, to the extent invoiced at least three Business Days prior to the Amendment Effective Date.

     (c) All representations and warranties set forth in each of the Loan Documents (including this Amendment) shall be true and correct in all material respects (other than those representations and warranties that are expressly qualified by a Material Adverse Effect or other materiality, in which case such representations and warranties shall be true and correct in all respects).

     SECTION 5. Representations and Warranties. The Borrower represents and warrants to Administrative Agent and the Lenders, with full knowledge that such Persons are relying on the following representations and warranties in executing this Amendment, as follows:

     (a) It has the organizational power and authority to execute, deliver and perform this Amendment, and all necessary organizational action on the part of it requisite for the due execution, delivery and performance of this Amendment has been duly and effectively taken.

     (b) The Credit Agreement, as amended by this Amendment, the Loan Documents and each and every other document executed and delivered to the Administrative Agent and the Lenders in connection with this Amendment to which it is a party constitute the legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their respective terms except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors' rights generally or by equitable principles relating to enforceability.

     (c) This Amendment does not and will not violate any provisions of any of the Organizational Documents of the Borrower.

     (d) No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority is necessary or required in connection with the execution, delivery or performance by, or enforcement against, the Borrower of this Amendment.

     (e) On the Amendment Effective Date, before and after giving effect to this Amendment, (i) since November 30, 2014, no Material Adverse Effect has occurred,
(ii) no Default or Event of Default has occurred and is continuing, and (iii) all representations and warranties set forth in each of the Loan Documents are true and correct in all material respects (other than those representations and warranties that are expressly qualified by a Material Adverse Effect or other materiality, in which case such representations and warranties are true and correct in all respects).

     SECTION 6. Miscellaneous.

     (a) Reference to the Credit Agreement. Upon the effectiveness hereof, on and after the date hereof, each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof," "herein," or words of like import, shall mean and be a reference to the Credit Agreement as amended hereby.

     (b) Effect on the Credit Agreement; Ratification. Except as specifically amended by this Amendment, the Credit Agreement shall remain in full force and effect and is hereby ratified and confirmed. By its acceptance hereof, the Borrower hereby ratifies and confirms each Loan Document to which it is a party in all respects, after giving effect to the Borrowing Base redetermination and amendments set forth herein.

     (c) Extent of Amendments. Except as otherwise expressly provided herein, the Credit Agreement and the other Loan Documents are not amended, modified or affected by this Amendment. The Borrower hereby ratifies and confirms that (i)

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except as expressly  amended hereby,  all of the terms,  conditions,  covenants, representations, warranties and all other provisions of the Credit Agreement remain in full force and effect, (ii) each of the other Loan Documents are and remain in full force and effect in accordance with their respective terms, and
(iii) the Collateral and the Liens on the Collateral securing the Indebtedness are unimpaired by this Amendment and remain in full force and effect.

     (d) Loan Documents. The Loan Documents, as such may be amended in accordance herewith, are and remain legal, valid and binding obligations of the parties thereto, enforceable in accordance with their respective terms. This Amendment is a Loan Document.

     (e) Claims. As additional consideration to the execution, delivery, and performance of this Amendment by the parties hereto and to induce Administrative Agent and Lenders to enter into this Amendment, the Borrower represents and warrants that, as of the date hereof, it does not know of any defenses, counterclaims or rights of setoff to the payment of any Indebtedness of the Borrower to Administrative Agent, Issuing Bank or any Lender.

     (f) Execution and Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of this Amendment by facsimile or pdf shall be equally as effective as delivery of a manually executed counterpart.

     (g) Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York and applicable federal laws of the United States of America.

     (h) Headings. Section headings in this Amendment are included herein for convenience and reference only and shall not constitute a part of this Amendment for any other purpose.

     SECTION 7. NO ORAL AGREEMENTS. THE RIGHTS AND OBLIGATIONS OF EACH OF THE PARTIES TO THE LOAN DOCUMENTS SHALL BE DETERMINED SOLELY FROM WRITTEN AGREEMENTS, DOCUMENTS, AND INSTRUMENTS, AND ANY PRIOR ORAL AGREEMENTS BETWEEN SUCH PARTIES ARE SUPERSEDED BY AND MERGED INTO SUCH WRITINGS. THIS AMENDMENT AND THE OTHER WRITTEN LOAN DOCUMENTS EXECUTED BY THE BORROWER, ADMINISTRATIVE AGENT, ISSUING BANK AND/OR LENDERS REPRESENT THE FINAL AGREEMENT BETWEEN SUCH PARTIES, AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BY SUCH PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN SUCH PARTIES.

     SECTION 8. No Waiver. The Borrower hereby agrees that no Event of Default and no Default has been waived or remedied by the execution of this Amendment by the Administrative Agent or any Lender. Nothing contained in this Amendment nor any past indulgence by the Administrative Agent, Issuing Bank or any Lender, nor any other action or inaction on behalf of the Administrative Agent, Issuing Bank or any Lender, (i) shall constitute or be deemed to constitute a waiver of any Defaults or Events of Default which may exist under the Credit Agreement or the other Loan Documents, or (ii) shall constitute or be deemed to constitute an election of remedies by the Administrative Agent, Issuing Bank or any Lender, or a waiver of any of the rights or remedies of the Administrative Agent, Issuing Bank or any Lender provided in the Credit Agreement, the other Loan Documents, or otherwise afforded at law or in equity.

                             Signatures Pages Follow

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     IN WITNESS  WHEREOF,  the parties  hereto have caused this  Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.


BORROWER:                           SYNERGY RESOURCES CORPORATION




                                    By: /s/ Edward Holloway
                                        --------------------------------------
                                        Edward Holloway
                                        Co-Chief Executive Officer



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                                    SUNTRUST BANK,
                                    as Administrative Agent and as an Issuing
                                    Bank and a Lender


                                    By:    /s/ Yann Pirio
                                           ------------------------------------
                                    Name:  Yann Pirio
                                    Title: Managing Director





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                                    COMMUNITY BANKS OF COLORADO,
                                    as an Issuing Bank and as a Lender


                                    By:    /s/ Sarah E. Burchett
                                           ------------------------------------
                                    Name:  Sarah E. Burchett
                                    Title: Vice President




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                                    KEYBANK NATIONAL ASSOCIATION,
                                    as a Lender


                                    By:    /s/ George E. McKean
                                           ------------------------------------
                                    Name:  George E. McKean
                                    Title: Senior Vice President





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                                    AMEGY BANK NATIONAL ASSOCIATION,
                                    as a Lender


                                    By:    /s/ Ronnie Causey
                                           ------------------------------------
                                    Name:  Ronnie Causey
                                    Title: VP





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                                    JPMORGAN CHASE BANK, NATIONAL ASSOCIATION,
                                    as a Lender


                                    By:    /s/ Darren Vanek
                                           ------------------------------------
                                    Name:  Darren Vanek
                                    Title: Executive Director





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                                    CREDIT AGRICOLE CORPORATE AND INVESTMENT
                                    BANK, as a Lender


                                    By:    /s/ Sharada Manne
                                           ------------------------------------
                                    Name:  Sharada Manne
                                    Title: Managing Director


                                    By:    /s/ Ting Lee
                                           ------------------------------------
                                    Name:  Ting Lee
                                    Title: Director






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                                    DEUTSCHE BANK AG NEW YORK BRANCH,
                                    as a Lender


                                    By:    /s/ Kirk L. Tashjian
                                           ------------------------------------
                                    Name:  Kirk L. Tashjian
                                    Title: Director


                                    By:    /s/ Michael Winters
                                           ------------------------------------
                                    Name:  Michael Winters
                                    Title: Vice President



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                                    IBERIABANK,
                                    as a Lender


                                    By:    /s/ Cameron D. Jones
                                           ------------------------------------
                                    Name:  Cameron D. Jones
                                    Title: Senior Vice President